UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2013

HYPERTENSION DIAGNOSTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-24635	41-1618036
(Commission File Number)	(IRS Employer Identification No.)

10501Wayzata Boulevard, Suite 102
Minnetonka, Minnesota	55305
(Address of Principal Executive Offices)	(Zip Code)

(952) 545-2457

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 12, 2013, Alan Stern, resigned as a director of Hypertension Diagnostics, Inc. (the “Company”). In addition to his service on the Company’s board of directors, Mr. Stern served on the Company’s audit and compensation committees. Mr. Stern sited no disagreements with Registrant in his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERTENSION DIAGNOSTICS

Date: September 17, 2013	By:	/s/ Kenneth W. Brimmer
Name: Kenneth W. Brimmer
Title: Chief Executive Officer and Chief Financial Officer